UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 2, 2014

MUSCLEPHARM CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	000-53166	77-0664193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4721 Ironton Street, Building A

Denver, Colorado 80239

(Address of principal executive offices) (Zip Code)

(303) 396-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

EXPLANATORY NOTE

On January 6, 2014, MusclePharm Corporation ( “MSLP”), a Nevada corporation, filed a current report on Form 8-K (the “Current Report”) to disclose the consummation of the acquisition of substantially all of the assets of BioZone Pharmaceuticals, Inc. and its subsidiaries, BioZone Laboratories, Inc., and Baker Cummins Corporation. All assets acquired from BioZone Pharmaceuticals, Inc. are now held in BioZone Laboratories, Inc., a wholly owned subsidiary of MSLP. This transaction is an asset purchase, not a stock purchase. However, not all of the assets were acquired and not all of the liabilities were assumed by MSLP from BioZone Pharmaceuticals, Inc. and its subsidiaries. This is reflected in the pro forma financial information presented in this amendment to the Current Report.

This amendment provides the historical financial statements of BioZone Pharmaceuticals, Inc. and the pro forma financial information required by Item 9.01 of the Form 8-K. The Current Report on Form 8-K filed on January 6, 2014, is hereby amended to include the required historical financial statements of BioZone Pharmaceuticals, Inc. and the required pro forma financial information.  No other amendments to the Current Report on Form 8-K filed on January 6, 2014, are being made by this Form 8-K/A. MusclePharm assumes no responsibility for the accuracy of the historical financial information of BioZone Pharmaceuticals, Inc. presented in this amendment to the Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Unaudited Financial Statements of BioZone Pharmaceuticals, Inc. as of and for the three and nine months ended September 30, 2013 and 2012 are attached as Exhibit 99.1.  The Audited Financial Statements of BioZone Pharmaceuticals, Inc. as of and for the years ended December 31, 2012 and 2011 are attached as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of Registrant as of September 30, 2013 and the Unaudited Pro Forma Condensed Combined Statements of Income of Registrant for the years ended December 31, 2012 and 2011, are attached as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Paritz and Company. P.A.

99.1	Unaudited consolidated financial statements of BioZone Pharmaceuticals, Inc. as of September 30, 2013 and 2012 and for the three and nine months then ended.

99.2	Audited consolidated financial statements of BioZone Pharmaceuticals, Inc. as of December 31, 2012 and 2011 and for the years then ended.

99.3	Unaudited pro forma condensed combined balance sheets of MusclePharm Corporation and BioZone Pharmaceuticals, Inc. as of September 30, 2013 and the condensed combined statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Dated: March 14, 2014
	By:	/s/ Brad J. Pyatt
	Name:	Brad J. Pyatt
	Title:	Chief Executive Officer and President